                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                  June 22, 1999
                        ---------------------------------
                        (Date of earliest event reported)

                          ABOVENET COMMUNICATIONS INC.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)

        Delaware                    000-25063                    77-0424796
(State of Incorporation)      (Commission File No.)            (IRS Employer
                                                             Identification No.)


                     50 W. San Fernando Street, Suite #1010,
                           San Jose, California 95113
          ------------------------------------------------------------
          (Address of principal executive offices, including zip code)


                                 (408) 367-6666
          ------------------------------------------------------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
          ------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.  Other Events

         On June 22, 1999, AboveNet Communications Inc. (the "Company") entered into an Agreement and Plan of Merger (the "Merger Agreement"), among the Company, Magellan Acquisition, Inc. and Metromedia Fiber Network, Inc. ("MFN"), dated as of June 22, 1999. A copy of the Merger Agreement is attached hereto as
Exhibit 1 and is hereby incorporated by reference. On June 22, 1999, in connection with the execution of the Merger Agreement, the Company and MFN entered into an Option Agreement, between the Company, as issuer, and MFN, as grantee, pursuant to which the Company granted to MFN an option to acquire up to 19.9% of the Company's common stock at a price of $49.9375 per share. A copy of the Option Agreement is attached hereto as Exhibit 2 and is hereby incorporated by reference.

         The transaction contemplated by the Merger Agreement, which has been approved by the board of directors of each company, is intended to be a tax-free reorganization. Consummation of the transactions contemplated in the Merger Agreement is subject to the expiration or earlier termination of any applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, approval of the transactions by the shareholders of the Company and MFN, and other customary closing conditions.

         On June 22, 1999, in connection with the execution of the Merger Agreement, certain stockholders of the Company who own approximately 15.6% of the outstanding Company common stock agreed with MFN to vote in favor of the Merger Agreement and against any other competing transaction. A copy of the Voting Agreement with certain stockholders of the Company is attached hereto as
Exhibit 3 and is hereby incorporated by reference. In addition, on June 22, 1999, in connection with the Merger Agreement, certain stockholders of MFN who control approximately 66% of the voting power of MFN agreed with the Company to vote in favor of the issuance of the shares of MFN's Class A Common Stock pursuant to the Merger Agreement, thereby assuring its approval by the MFN stockholders. A copy of the Voting Agreement with certain of MFN's stockholders is attached as Exhibit 4 and is hereby incorporated by reference.

Item 7.  Financial Statements and Exhibits

         (c)      Exhibits

                  (1) Agreement and Plan of Merger, dated as of June 22, 1999, among AboveNet Communications, Inc., Magellan Acquisition, Inc. and Metromedia Fiber Network, Inc.

                  (2) Option Agreement dated as of June 22, 1999, between AboveNet Communications Inc., as issuer, and Metromedia Fiber Network, Inc., as grantee.

                  (3) Voting Agreement dated as of June 22, 1999, between Metromedia Fiber Network, Inc. and certain stockholders of AboveNet Communications Inc. listed therein.

                  (4) Voting Agreement dated as of June 22, 1999 between AboveNet Communications Inc. and certain stockholders of Metromedia Fiber Network, Inc.








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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    ABOVENET COMMUNICATIONS INC.


                                    By: /s/ David Larson
                                        --------------------------------
                                        Name: David Larson
                                        Title: Senior Vice President and
                                               Chief Financial Officer

Date: June 30, 1999














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

                                  EXHIBIT INDEX




 Exhibit                                                             Page in
   No.                                                              Sequential
---------                                                            Numbering
                                                                      System
                                                                    ----------
   1        Agreement and Plan of Merger, dated as of June 22,
            1999, among AboveNet Communications Inc., Magellan
            Acquisition, Inc. and Metromedia Fiber Network, Inc.

   2        Option Agreement dated as of June 22, 1999, between
            AboveNet Communications Inc., as issuer, and Metromedia Fiber Network, Inc., as grantee.

   3        Voting Agreement dated as of June 22, 1999, between
            Metromedia Fiber Network, Inc. and certain stockholders of AboveNet Communications Inc. listed therein.

   4        Voting Agreement dated as of June 22, 1999 between
            AboveNet Communications Inc. and certain stockholders of Metromedia Fiber Network, Inc.






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